UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

BIG ROCK PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2645 N. Federal Highway, Suite 230 Delray Beach, FL	33483
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right, and one-half of one warrant	BRPAU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	BRPA	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of common stock	BRPAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BRPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference to the extent required.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As previously disclosed, Big Rock Partners Acquisition Corp., a Delaware corporation (“BRPA”), NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned subsidiary of BRPA (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”) providing for the merger of Merger Sub will merge with and into NeuroRx, with NeuroRx surviving the merger and becoming a wholly-owned subsidiary of BRPA, with the stockholders of NeuroRx becoming stockholders of BRPA.

On January 11, 2021, NeuroRx and its commercial partner, Relief Therapeutics Holding AG, announced that NeuroRx had entered into a Clinical Trial Participation Agreement with the Quantum Leap Healthcare Collaborative (“Quantum Leap”) for the inclusion of RLF-100, an application for COVID-related respiratory failure, in the I-SPY COVID-19 Trial being sponsored by Quantum Leap. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Neither BRPA, NeuroRx nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K and the exhibit filed or furnished herewith include “forward-looking statements” within the meaning of the federal securities laws. Actual results may differ and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, which may be outside BRPA’s and NeuroRx’s control and are difficult to predict. BRPA and NeuroRx caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BRPA nor NeuroRx undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document relates to a proposed transaction between NeuroRx and BRPA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BRPA intends to file a registration statement on Form S-4 (“Registration Statement”), which will include a proxy statement for the solicitation of BRPA shareholder approval, a prospectus for the offer and sale of BRPA securities in the transaction and a consent solicitation statement of NeuroRx, and other relevant documents with the Securities and Exchange Commission (“SEC”). The proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of BRPA and NeuroRx as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BRPA AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about BRPA and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by BRPA can be obtained free of charge on BRPA’S website at www.bigrockpartners.com or by directing a written request to BRPA at 2645 N. 2645 N. Federal Highway, Suite 230 Delray Beach, FL 33483.

Participants in the Solicitation

BRPA, NeuroRx and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPA’s shareholders in connection with the proposed Transactions. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed Transactions of BRPA’s directors and officers in BRPA’s filings with the SEC, including the forthcoming proxy statement/consent solicitation statement/prospectus statement. You may obtain a free copy of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release, dated January 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021		BIG ROCK PARTNERS ACQUISITION CORP.

	By:	/s/ Richard Ackerman
Richard Ackerman
Chairman, President and Chief Executive Officer